Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,995,710,000.00
Previously Paid Amount	0.00
Total Fee Amount	305,543.20
Total Offset Amount	0.00
Net Fee	$ 305,543.20
Final Prospectus	false